UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file 811-21417

NFJ Dividend, Interest & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2009

Date of reporting period: January 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

NFJ Dividend, Interest & Premium Strategy Fund Nicholas-Applegate Equity & Convertible
Income Fund

A n n u a l R e p o r t J a n u a r y 3 1 , 2 0 0 9

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-5

Schedules of Investments	6-16

Statements of Assets and Liabilities	17

Statements of Operations	18

Statements of Changes in Net Assets	19

Notes to Financial Statements	20-25

Financial Highlights	26-27

Report of Independent Registered Public Accounting Firm	28

Tax Information/Annual Shareholder Meeting Results	29

Privacy Policy/Proxy Voting Policies & Procedures	30

Dividend Reinvestment Plan	31

Board of Trustees	32-33

Fund Officers	34

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund Letter to Shareholders

March 12, 2009

Dear Shareholder:

Please find enclosed the annual report for the NFJ Dividend, Interest & Premium Strategy Fund and the Nicholas-Applegate Equity & Convertible Income Fund (collectively the “Funds”) for the fiscal year ended January 31, 2009.

U.S. stocks turned in one of their worst 12-month periods in history as instability in mortgage and banking sectors triggered an unprecedented constriction of credit and an economy-wide de-leveraging. Equities lost value as investors were forced to sell shares in a market with few buyers. In this environment, the Russell 3000 Index, a broad measure of U.S. stock market performance, declined 38.86%. Large-cap value stocks, as represented by the Russell 1000 Value Index, fell 41.78% for the 12-month reporting period while large-cap growth stocks, as measured by the Russell 1000 Growth Index, declined 36.44%.

The Federal Reserve (“The Fed”) sought to inject liquidity into the economy through multiple initiatives, including reducing the Federal Funds rate five times. The Fed’s credit easing moves lowered the key benchmark rate on loans between member banks from 3.0% at the beginning of the reporting period to a targeted 0%-0.25% at its end. The Fed also announced plans to buy some $500 billion in mortgage-backed securities by mid-2009.

Please refer to the following pages for specific information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. You may also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and NFJ Investment Group L.P. and Oppenheimer Capital LLC (sub-advisers to NFJ Dividend, Interest & Premium Strategy Fund) and Nicholas-Applegate Capital Management (sub-adviser to both Funds) we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

NFJ Dividend, Interest & Premium Strategy Fund

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NFJ Dividend, Interest & Premium Strategy Fund Fund Insights

January 31, 2009 (unaudited)

•	For the fiscal 12-month period ended January 31, 2009, NFJ Dividend, Interest & Premium Strategy returned (34.66)% on net asset value (NAV) and (37.93)% based on market price.

•

U.S. stocks experienced deep and broad-based declines during the fiscal period, which witnessed an economic retrenchment of historic proportions. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions. To boost confidence and reduce the depth of recession, the Federal Reserve cut benchmark interest rates to historic lows and announced plans to purchase approximately $500 billion in mortgage-backed securities.

•

Among U.S. Large Cap Value stocks, as represented by the Russell 1000 Value Index, all sectors posted negative returns during the 12-month period. Share prices in the financials and materials sectors traced the steepest declines. Within the Equity Component of the Fund, an underweight position in financials, along with stock selection decisions in the industrials sector contributed most significantly to outperformance of the benchmark. Stock selections among energy stocks and an underweighting of that sector detracted from performance versus the benchmark.

•

In the financials sector, the Fund’s position in Annaly Capital Management contributed positively to returns. Shares of the real estate investment trust rallied on reported earnings nearly double year-earlier levels. The company, which invests in mortgage-backed securities, benefited from lower borrowing costs that have widened the spread between the rates it pays and those it receives on government-backed mortgage securities.

•

Among industrials, the Fund’s position in Norfolk Southern advanced early in the period as high transport volumes of coal boosted revenues and earnings. The company was able to raise rates and add fuel surcharges to customers to pass along increased costs. The position was sold from the Fund during the first half of the fiscal year, locking in gains as the energy outlook weakened.

•

In energy, the swift decline in the price of crude oil triggered a drop in stock prices for oilfield services firms and for exploration and production companies. In comparison, the magnitude of loss was lower for stocks of large integrated oil companies. The Fund’s positions in Halliburton, the world’s second largest oil field services provider, and Diamond Offshore Drilling contributed significantly to losses in this environment.

•

In the Convertible Component, all sectors posted negative returns during the 12-month period. The consumer discretionary underperformance was the most severe of any industry in the convertible market for the quarter and year. This was driven largely by the auto makers, who eventually testified before Congress that they needed federal intervention to survive. The materials, industrials and energy industries also underperformed as the economic data worsened throughout the quarter. The best-performing industries were consumer staples and healthcare. These industries performed well because of favorable operating performance as well as an expected flight to quality.

•	Investment-grade convertible bonds outperformed their non-investment-grade counterparts during the fiscal period. Investors also exhibited a preference for mid- and larger-capitalized convertibles.

•

New convertible issuance was nonexistent during the fourth quarter amid the continued difficult credit environment. For 2008, total proceeds raised were $57.8 billion. These figures are down from 2007 when nearly twice that amount was brought to market.

NFJ Dividend, Interest & Premium Strategy Fund

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NFJ Dividend, Interest & Premium Strategy Fund Performance & Statistics

January 31, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 year	(37.93)%	(34.66)%

3 years	(8.10)%	(8.52)%

Commencement of Operations (2/28/05) to 1/31/09	(7.38)%	(4.60)%

Market Price/NAV Performance:
Commencement of Operations (2/28/05) to 1/31/09

Market Price/NAV:

Market Price	$12.97

NAV	$14.12

Discount to NAV	(8.14)%

Market Price Yield(2)	4.63%

Investment Allocation (as a percentage of total investments before call options written)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to shareholders less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share distribution payable to shareholders by the market price per share at January 31, 2009.

NFJ Dividend, Interest & Premium Strategy Fund

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Nicholas-Applegate Equity & Convertible Income Fund Fund Insights

January 31, 2009 (unaudited)

•	For the fiscal 12-month period ended January 31, 2009, Nicholas-Applegate Equity & Convertible Income returned (35.14)% on net asset value (“NAV”) and (31.75)% on market price.

•

History books will be written to describe the last four months of 2008. The September-to-early-December period is nearly indescribable in any concise format. The simple conclusion was the equity, convertible and debt markets experienced one of the most rapid sell-offs of all time. Investors began 2008 with many questions about different economic scenarios and how the operating performance of issuers would fare. Those generic concerns paled in comparison to the shocking events of late 2008.

•

The majority of the economic indicators turned negative during the 12-month period. There is no need to list all of the statistics because, by the end of January, they were universally weak. Corporate earnings and the outlook for corporate prospects, also faltered during the period.

•

All industries posted negative returns during the 12-month period. The consumer discretionary underperformance was the most severe of any industry in the convertible market for the quarter and year. This was driven largely by the auto makers, who eventually testified before Congress that they needed federal intervention to survive. The materials, industrials and energy industries also underperformed as the economic data worsened throughout the quarter. The best-performing industries were consumer staples and healthcare. They performed well because of favorable operating performance as well as an expected flight to quality.

•

Select positions in the healthcare and consumer staples industries contributed to Fund’s performance. In addition to the expected flight to quality, healthcare and consumer staples companies benefited from stable earnings and cash flows.

•

Select positions in the industrials, technology and energy industries detracted from relative performance. Energy issuers were down because of falling energy prices and lower global demand. Technology and industrial companies were down as many of these companies lowered fourth quarter and full-year guidance.

•

The average Chicago Board of Exchange Volatility Index the (“VIX”) for the period was elevated at 34.2. Concurrent with the collapsing markets, the VIX first peaked in October and then re-peaked in November at an incredulous level of 80.8. These never-before-seen volatility levels were double previous historic highs.

•	Investment-grade convertible bonds outperformed their non investment-grade counterparts during the period. Investors also exhibited a preference for mid- and larger-capitalized convertibles.

•

New convertible issuance was nonexistent during the fourth quarter amid the continued difficult credit environment. For 2008, total proceeds raised were $57.8 billion. These figures are down from 2007 when nearly twice that amount was brought to market.

NFJ Dividend, Interest & Premium Strategy Fund

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Nicholas-Applegate Equity & Convertible Income Fund Performance & Statistics

January 31, 2009 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 Year	(31.75)%	(35.14)%

Commencement of Operations (2/27/07) to 1/31/09	(20.43)%	(18.11)%

Market Price/NAV Performance:
Commencement of Operations (2/27/07) to 1/31/09

Market Price/NAV:

Market Price	$13.10

NAV	$13.41

Discount to NAV	(2.31)%

Market Price Yield(2)	8.55%

Investment Allocation (as a percentage of total investments before call options written)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to shareholders less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share distribution payable to shareholders by the market price per share at January 31, 2009.

NFJ Dividend, Interest & Premium Strategy Fund

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2009

Shares

(000)		Value

COMMON STOCK—66.1%

	Aerospace/Defense—2.1%

655	Boeing Co. (a)	$27,700,357

	Chemicals—1.3%

1,500	Dow Chemical Co. (a)	17,385,000

	Commercial Banks—2.0%

597	PNC Financial Services Group, Inc.	19,427,448

400	Wells Fargo & Co.	7,560,000

		26,987,448

	Commercial Services & Supplies—1.6%

400	R.R. Donnelley & Sons Co. (a)	3,904,000

573	Waste Management, Inc.	17,859,394

		21,763,394

	Communications Equipment—0.6%

178	Harris Corp.	7,692,633

	Diversified Financial Services—1.1%

260	Bank of America Corp.	1,712,774

500	JP Morgan Chase & Co. (a)	12,755,000

		14,467,774

	Diversified Telecommunication Services—4.9%

350	AT&T, Inc. (a)	8,617,000

450	Verizon Communications, Inc. (a)	13,441,500

5,000	Windstream Corp. (a)	43,400,000

		65,458,500

	Energy Equipment & Services—2.9%

300	Diamond Offshore Drilling, Inc.	18,828,000

1,120	Halliburton Co.	19,311,375

		38,139,375

	Food & Drug Retailing—0.0%

20	SUPERVALUE, Inc.	354,308

	Food Products—1.4%

653	Kraft Foods, Inc.—Cl. A	18,308,235

	Household Durables—1.9%

400	Black & Decker Corp. (a)	11,564,000

400	Whirlpool Corp.	13,372,000

		24,936,000

	Household Products—1.4%

350	Kimberly-Clark Corp.	18,014,500

	Industrial Conglomerates—2.2%

300	3M Co.	16,137,000

1,086	General Electric Co.	13,169,541

		29,306,541

NFJ Dividend, Interest & Premium Strategy Fund

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2009

Shares

(000)		Value

	Insurance—4.7%

700	Allstate Corp. (a)	$15,169,000

487	Hartford Financial Services Group, Inc.	6,410,526

1,303	Lincoln National Corp. (a)	19,708,338

550	Travelers Cos., Inc.	21,252,000

		62,539,864

	Leisure Equipment & Products—1.5%

1,400	Mattel, Inc. (a)	19,866,000

	Machinery—0.9%

400	Caterpillar, Inc. (a)	12,340,000

	Media—0.8%

1,906	CBS Corp—Cl. B	10,900,032

	Metals & Mining—0.3%

583	Alcoa, Inc.	4,540,012

	Multi-Utilities—1.7%

683	Ameren Corp. (a)	22,696,450

	Office Electronics—1.1%

2,127	Xerox Corp.	14,119,960

	Oil, Gas & Consumable Fuels—12.3%

300	Chevron Corp. (a)	21,156,000

417	ConocoPhillips	19,815,257

535	EnCana Corp. (a)	23,726,334

900	Marathon Oil Corp. (a)	24,507,000

429	Occidental Petroleum Corp.	23,423,770

550	Royal Dutch Shell PLC, ADR	27,076,500

500	Total SA, ADR	24,890,000

		164,594,861

	Pharmaceuticals—8.1%

1,180	GlaxoSmithKline PLC, ADR (a)	41,610,326

2,500	Pfizer, Inc. (a)	36,450,000

700	Wyeth	30,079,000

		108,139,326

	Real Estate (REIT)—2.6%

2,200	Annaly Capital Management, Inc.	33,308,000

325	Host Hotels & Resorts, Inc.	1,745,810

		35,053,810

	Semi-conductors & Semi-conductor Equipment—1.5%

1,510	Intel Corp. (a)	19,479,000

	Software—1.2%

974	Microsoft Corp.	16,651,980

	Specialty Retail—1.8%

1,104	Home Depot, Inc. (a)	23,773,426

	Textiles, Apparel & Luxury Goods—1.0%

250	VF Corp.	14,005,000

	Thrifts & Mortgage Finance—0.7%

718	New York Community Bancorp, Inc.	9,512,175

NFJ Dividend, Interest & Premium Strategy Fund

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2009

Shares

(000)			Value

	Tobacco—2.5%

1,000	Altria Group, Inc. (a)		$16,540,000

450	Reynolds American, Inc (a)		17,181,000

			33,721,000

	Total Common Stock (cost-$1,502,540,905)		882,446,961

CONVERTIBLE PREFERRED STOCK—13.0%
		Credit Rating

		(Moody’s/S&P)*

	Agriculture—0.6%

	Bunge Ltd.,

96	4.875%, 12/31/49	Ba1/BB	6,298,881

4	5.125%, 12/1/10	NR/BB	1,680,000

			7,978,881

	Banks—0.9%

	Wachovia Corp. (g),

386	13.15%, 3/31/09, Ser GE (General Electric Co.)	Aa3/AA-	4,437,415

258	14.10%, 4/1/09, Ser. JPM (JP Morgan Chase & Co.)	Aa3/AA-	6,219,500

3	Wells Fargo & Corp., 7.50%, 12/31/49, Ser. L	A3/A+	1,783,600

			12,440,515

	Commercial Services—0.2%

161	United Rentals, Inc., 6.50%, 8/1/28	Caa1/B-	2,175,660

	Diversified Financial Services—4.6%

	Bank of America Corp.,

15	7.25%, 12/31/49, Ser. L	A2/A-	7,517,050

180	10.00%, 5/11/09, Ser. JNJ (Johnson & Johnson) (g)	A1/AA	10,031,220

273	Citigroup, Inc., 6.50%, 12/31/49, Ser. T	Baa3/BB	4,156,388

	Credit Suisse Group (g),

505	11.00%, 3/16/09, Ser. MSFT (Microsoft Corp.)	Aa1/AA-	9,998,898

179	11.00%, 4/25/09, Ser. KO (Coca-Cola Corp.)	Aa1/AA	8,149,334

	Eksportfinans A/S (g),

297	10.00%, 3/12/09, Ser. HPQ (Hewlett Packard, Co.)	Aaa/AA+	10,473,779

60	10.00%, 6/13/09, Ser. AAPL (Apple, Inc.)	Aa1/AA+	8,214,600

	Lehman Brothers Holdings, Inc. (g) (h) (i),

630	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	NR/D	2,028,488

98	28.00%, 3/6/09, Ser. RIG (Transocean, Inc. )	NR/D	1,331,778

			61,901,535

	Electric—2.1%

244	AES Trust III, 6.75%, 10/15/29	B3/B-	8,787,600

230	Entergy Corp., 7.625%, 2/17/09	NR/BBB	11,180,300

41	NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	8,859,865

			28,827,765

	Hand/Machine Tools—0.7%

16	Stanley Works, 5.125%, 5/17/12 (d)	A2/A	8,865,725

NFJ Dividend, Interest & Premium Strategy Fund

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2009

Shares		Credit Rating

(000)		(Moody’s/S&P)*	Value

	Insurance—1.0%

952	MetLife, Inc., 6.375%, 2/15/09	NR/BBB+	$7,875,108

213	Platinum Underwriters Holdings Ltd., 6.00%, 2/15/09, Ser. A	NR/BB+	5,970,580

50	XL Capital Ltd., 7.00%, 2/15/09	Baa1/A-	61,000

			13,906,688

	Investment Companies—0.5%

	Vale Capital Ltd. (g),

21	5.50%, 6/15/10 Ser. RIO-P (Compania Vale ADS)	NR/NR	661,937

175	5.50% 6/15/10 SER RIO (Compania Vale do Rio Doce)	NR/NR	5,505,500

			6,167,437

	Metals & Mining—0.2%

48	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	NR/BB	2,249,615

	Oil & Gas—0.3%

85	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	4,396,163

	Pharmaceuticals—0.8%

65	Schering-Plough Corp., 6.00%, 8/13/10	Baa3/BBB	11,362,853

	Real Estate (REIT)—0.3%

602	FelCor Lodging Trust, Inc., 1.95%, 12/30/49, Ser. A	B2/CCC	3,626,448

	Telecommunications—0.8%

239	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	10,153,037

	Total Convertible Preferred Stock (cost-$302,990,590)		174,052,322

CONVERTIBLE BONDS & NOTES—12.6%

Principal

Amount

(000)

	Auto Manufacturers—0.2%

$11,760	Ford Motor Co., 4.25%, 12/15/41	Ca/CCC-	2,763,600

	Coal—0.1%

1,500	Peabody Energy Corp., 4.75%, 12/15/41	Ba3/B+	1,033,125

	Commercial Services—0.8%

9,930	Quanta Services, Inc.,3.75%, 4/30/26	NR/NR	10,600,275

	Computers—0.8%

11,485	Maxtor Corp., 6.80%, 4/30/10	Ba2/NR	10,838,969

	Electrical Components & Equipment—0.9%

5,375	EnerSys, 3.375%, 6/1/38 (e)	B2/BB	2,983,125

5,750	General Cable Corp., 0.875%, 11/15/13	B1/B+	3,708,750

14,000	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	5,757,500

			12,449,375

	Entertainment—0.8%

11,270	Regal Entertainment Group, 6.25%, 3/15/11 (b) (c)	NR/NR	10,270,351

NFJ Dividend, Interest & Premium Strategy Fund

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2009

Principal

Amount		Credit Rating

(000)		(Moody’s/S&P)*	Value

	Healthcare-Products—0.0%

$1,000	China Medical Technologies, Inc., 4.00%, 8/15/13	NR/NR	$423,750

	Hotel/Gaming—0.1%

1,402	Mandalay Resort Group, 2.275%, 3/21/33 (f) (h)	Ba3/B+	1,513,970

	Insurance—0.8%

11,500	Prudential Financial, Inc., 0.36625%, 12/15/37 (d)	A3/A+	11,097,500

	Internet—0.2%

3,850	Equinix, Inc., 2.50%, 4/15/12	NR/B-	2,959,687

	Machinery-Diversified—0.1%

1,040	AGCO Corp., 1.25% 12/15/36	NR/BB	816,400

	Media—0.2%

3,765	Liberty Media LLC, 3.125%, 3/30/23	Ba2/BB+	2,922,581

	Oil & Gas—1.5%

3,500	Chesapeake Energy Corp., 2.50%, 5/15/37	Ba3/BB	2,196,250

10,080	Nabors Industries, Inc., 0.94%, 5/15/11	NR/BBB+	8,744,400

11,455	Transocean, Inc., 1.50%, 12/15/37, Ser. C	Baa2/BBB+	9,121,044

			20,061,694

	Pharmaceuticals—1.1%

4,225	Mylan, Inc., 1.25%, 3/15/12	NR/B+	3,448,656

6,535	Omnicare, Inc., 3.25%, 12/15/35	B3/B+	4,509,150

6,320	Watson Pharmaceuticals, Inc., 1.75%, 3/15/23	Ba2/BB+	6,067,200

			14,025,006

	Real Estate (REIT)—2.1%

8,450	Boston Properties LP, 3.75%, 5/15/36	NR/A-	6,464,250

5,045	Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BBB-	2,156,737

9,500	Digital Realty Trust L.P., 4.125%, 8/15/26 (b) (c)	NR/NR	10,003,500

11,145	Vornado Realty Trust, 3.625%, 11/15/26	Baa2/BBB	9,111,037

			27,735,524

	Retail—0.8%

12,800	Sonic Automotive, Inc., 5.25%, 5/7/09	B2/B-	10,688,000

	Software—0.4%

	Lawson Software, Inc.,

5,000	2.50%, 4/15/12 (b) (c)	NR/NR	3,900,000

2,500	2.50%, 4/15/12	NR/NR	1,950,000

			5,850,000

	Telecommunications—1.7%

12,645	Nextel Communications, Inc., 5.25%, 1/15/10	Ba2/BB	11,601,787

11,710	NII Holdings, Inc., 3.125%, 6/15/12	NR/NR	7,860,338

6,585	Nortel Networks Corp., 2.125%, 4/15/14 (i)	B3/B-	1,119,450

1,755	Qwest Communications International, 3.50%, 11/15/25	B1/B+	1,507,106

			22,088,681

	Total Convertible Bonds & Notes (cost-$201,130,690)		168,138,488

NFJ Dividend, Interest & Premium Strategy Fund

10	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2009

Principal

Amount

(000)		Value

SHORT-TERM INVESTMENTS—9.5%

	Time Deposits—9.5%

$100,311	Citibank—London, 0.07%, 2/2/09	$100,310,708

24,060	JP Morgan Chase—Nassau, 0.07%, 2/2/09	24,060,063

2,429	Societe Generale—Paris, 0.07%, 2/2/09	2,429,066

	(cost-$126,799,837)	126,799,837

	Total Investments, before call options written

	(cost-$2,133,462,022)—101.2%	1,351,437,608

CALL OPTIONS WRITTEN (f)—(0.4)%

Contracts

	American Stock Exchange Morgan Stanley Cyclical Flex Index,

750	strike price $470, expires 3/13/09	(360,750)

750	strike price $520, expires 2/27/09	(9,000)

	American Stock Exchange Morgan Stanley Cyclical Index,

800	strike price $490, expires 2/21/09	(110,000)

750	strike price $530, expires 2/21/09	(195,000)

	American Stock Exchange Oil Flex Index,

400	strike price $1030, expires 3/6/09	(643,200)

	American Stock Exchange Oil Index,

400	strike price $1080, expires 2/21/09	(116,000)

400	strike price $1090, expires 2/21/09	(144,000)

400	strike price $1100, expires 2/21/09	(113,000)

	American Stock Exchange Pharmaceutical Flex Index,

1,200	strike price $270, expires 3/6/09	(271,200)

	American Stock Exchange Pharmaceutical Index,

1,000	strike price $290, expires 2/21/09	(122,500)

	NASDAQ 100 Stock Index,

300	strike price $1300, expires 2/21/09	(186,000)

	Philadelphia Stock Exchange KBW Bank Flex Index,

5,000	strike price $37.50, expires 3/21/09	(562,500)

5,000	strike price $40, expires 3/12/09	(362,500)

7,500	strike price $57.50, expires 2/21/09	(112,500)

	Standard & Poors 500 Flex Index,

400	strike price $900, expires 3/6/09	(369,200)

400	strike price $910, expires 3/13/09	(380,400)

400	strike price $925, expires 2/27/09	(100,800)

400	strike price $940, expires 2/27/09	(51,600)

300	strike price $990, expires 2/6/09	—

	Standard & Poors 500 Index,

400	strike price $900, expires 3/21/09	(630,000)

400	strike price $915, expires 3/20/09	(470,000)

400	strike price $935, expires 2/21/09	(98,000)

350	strike price $980, expires 2/21/09	(8,750)

	Total Call Options Written (premiums received-$16,215,450)	(5,416,900)

	Total Investments, net of call options written

	(cost-$2,117,246,572)—100.8%	1,346,020,708

	Other liabilities in excess of other assets—(0.8)%	(11,285,342)

	Net Assets—100.0%	$1,334,735,366

NFJ Dividend, Interest & Premium Strategy Fund

| 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	11

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments

January 31, 2009

Shares

(000)		Value

COMMON STOCK—60.5%
	Aerospace/Defense—2.0%

74	L-3 Communications Holdings, Inc.	$5,871,186

	Automotive—0.9%

226	Johnson Controls, Inc.	2,826,009

	Beverages—5.8%

149	Coca-Cola Co. (a)	6,343,920

127	Molson Coors Brewing Co.—Cl. B	5,126,371

114	PepsiCo, Inc. (a)	5,726,220

		17,196,511

	Commercial Equipment—2.3%

156	Harris Corp.	6,731,594

	Commercial Services—2.1%

140	McKesson Corp.	6,188,000

	Computers—4.6%

379	EMC Corp. (f)	4,179,744

67	International Business Machines Corp.	6,122,220

61	Research In Motion Ltd. (f)	3,368,320

		13,670,284

	Cosmetics/Personal Care—2.2%

121	Procter & Gamble Co. (a)	6,616,300

	Electric—0.8%

92	Constellation Energy Group, Inc.	2,419,600

	Electronics—1.3%

149	Amphenol Corp. —Cl. A	3,896,350

	Energy Equipment & Services—1.4%

69	Diamond Offshore Drilling, Inc.	4,324,164

	Healthcare Products—5.9%

111	Baxter International, Inc.	6,516,015

164	Gilead Sciences, Inc. (a) (f)	8,326,280

27	Intuitive Surgical, Inc. (f)	2,784,113

		17,626,408

	Insurance—0.7%

87	Prudential Financial, Inc.	2,240,250

	Internet—1.6%

14	Google, Inc. —Cl. A (f)	4,739,420

	Machinery—2.9%

137	AGCO Corp. (f)	2,917,488

101	Deere & Co.	3,505,266

108	Joy Global, Inc	2,245,474

		8,668,228

	Manufacturing—0.4%

142	Textron, Inc.	1,285,872

NFJ Dividend, Interest & Premium Strategy Fund

12	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 |

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments

January 31, 2009

Shares

(000)			Value

	Metals & Mining—1.4%

70	Freeport-McMoRan Copper & Gold, Inc.		$1,759,800

97	Peabody Energy Corp.		2,412,500

			4,172,300

	Oil & Gas—3.6%

96	National Oilwell Varco, Inc. (f)		2,532,952

90	Occidental Petroleum Corp.		4,898,590

81	Schlumberger Ltd.		3,321,934

			10,753,476

	Pharmaceuticals—5.1%

137	Abbott Laboratories (a)		7,595,280

172	Medco Health Solutions, Inc. (a) (f)		7,745,932

			15,341,212

	Retail—3.7%

119	McDonald’s Corp.		6,886,974

139	Target Corp.		4,324,320

			11,211,294

	Semi-conductors—3.0%

355	Intel Corp.		4,573,050

289	Texas Instruments, Inc.		4,317,560

			8,890,610

	Software—3.6%

261	Microsoft Corp.		4,454,550

367	Oracle Corp. (a) (f)		6,181,659

			10,636,209

	Telecommunications—5.2%

314	Cisco Systems, Inc. (f)		4,696,089

142	Qualcomm, Inc.		4,899,190

202	Verizon Communications, Inc. (a)		6,033,740

			15,629,019

	Total Common Stock (cost-$329,331,717)		180,934,296

CONVERTIBLE PREFERRED STOCK—20.9%

		Credit Rating

		(Moody’s/S&P)*

	Agriculture—0.8%

39	Bunge Ltd., 4.875%, 12/31/49	Ba1/BB	2,536,550

	Banks—1.2%

	Wachovia Corp. (g),

134	13.15%, 3/31/09, Ser. GE (General Electric Co.)	Aa3/AA-	1,538,433

92	14.10%, 4/1/09, Ser. JPM (JP Morgan Chase & Co.)	Aa3/AA-	2,208,573

			3,747,006

	Commercial Services—0.5%

102	United Rentals, Inc., 6.50%, 8/1/28	Caa1/B-	1,383,075

NFJ Dividend, Interest & Premium Strategy Fund

| 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	13

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments

January 31, 2009

Shares			Credit Rating

(000)			(Moody’s/S&P)*	Value

		Diversified Financial Services—7.6%

		Bank of America Corp.,

4		7.25%, 12/31/49, Ser. L	A2/A-	$2,131,513

68		10.00%, 5/11/09, Ser. JNJ (Johnson & Johnson) (g)	A1/AA	3,765,050

94		Citigroup, Inc., 6.50%, 12/31/49, Ser. T	Baa3/BB	1,436,550

		Credit Suisse Group (g),

174		11.00%, 3/16/09, Ser. MSFT (Microsoft Corp.)	Aa1/AA-	3,447,319

72		11.00%, 4/25/09, Ser. KO (Coca Cola Corp.)	Aa1/AA-	3,277,910

		Eksportfinans AS (g),

102		10.00%, 3/12/09, Ser. HPQ (Hewlitt Packard Co.)	Aaa/AA+	3,595,247

28		10.00%, 6/13/09, Ser, AAPL (Apple, Inc.)	Aa1/AA+	3,812,944

		Lehman Brothers Holdings, Inc. (g) (h) (i),

209		6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	NR/D	673,534

33		28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	NR/D	455,285

—	(j)	Preferred Blocker, Inc., 7.00%, 12/31/49 (b) (c)	NR/NR	24,963

				22,620,315

		Electric—3.7%

102		AES Trust III, 6.75%, 10/15/29	B3/B-	3,688,200

82		Entergy Corp., 7.625%, 2/17/09	NR/BBB	3,993,312

15		NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	3,264,561

				10,946,073

		Hand/Machine Tools—1.0%

5		Stanley Works, 5.125%, 5/17/12 (d)	A2/A	2,945,800

		Insurance—1.9%

181		Metlife, Inc., 6.375%, 2/15/09	NR/BBB+	1,496,043

145		Platinum Underwriters Holdings Ltd., 6.00%, 2/15/09, Ser. A	NR/BB+	4,065,600

				5,561,643

		Investment Companies—0.6%

62		Vale Capital Ltd., 5.50%, 6/15/10, Ser, RIO

		(Companhia Vale do Rio Doce) (g)	NR/NR	1,923,513

		Oil & Gas—0.5%

27		Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	1,415,363

		Pharmaceuticals—1.3%

22		Schering-Plough Corp., 6.00%, 8/13/10	Baa3/BBB	3,828,220

		Real Estate (REIT)—0.4%

207		FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A	B2/CCC	1,247,946

		Telecommunications—1.4%

98		Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	4,179,875

		Total Convertible Preferred Stock (cost-$114,483,906)		62,335,379

NFJ Dividend, Interest & Premium Strategy Fund

14	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 |

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments

January 31, 2009

Principal

Amount		Credit Rating

(000)		(Moody’s/S&P)*	Value

CONVERTIBLE BONDS & NOTES—11.7%
	Automotive—0.3%

$4,575	Ford Motor Co., 4.25%, 12/15/36	Ca/CCC-	$1,075,125

	Commercial Services—1.5%

4,800	Bowne & Co., Inc., 5.00%, 10/1/33	B2/CCC+	4,554,000

	Computers—1.5%

4,925	Maxtor Corp., 6.80%, 4/30/10	Ba2/NR	4,647,969

	Electrical Components & Equipment—0.6%

4,605	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	1,893,806

	Entertainment—1.3%

4,300	Regal Entertainment Group, 6.25%, 3/15/11 (b) (c)	NR/NR	3,918,590

	Insurance—0.9%

2,680	Prudential Financial, Inc., 0.36625%, 12/15/37 (d)	A3/A+	2,586,200

	Oil & Gas—1.4%

1,250	Nabors Industries, Inc., 0.94%, 5/15/11	NR/BBB+	1,084,375

3,845	Transocean, Inc., 1.50%, 12/15/37, Ser. C	Baa2/BBB+	3,061,581

			4,145,956

	Pharmaceuticals—1.0%

3,000	Watson Pharmaceuticals, Inc., 1.75%, 3/15/23	Ba2/BB+	2,880,000

	Real Estate (REIT)—1.9%

5,950	Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BBB-	2,543,625

3,715	Vornado Realty Trust, 3.625%, 11/15/26	Baa2/BBB	3,037,013

			5,580,638

	Telecommunications—1.3%

4,700	NII Holdings, Inc., 3.125%, 6/15/12	NR/NR	3,154,875

3,730	Nortel Networks Corp., 2.125%, 4/15/14 (i)	B3/D	634,100

			3,788,975

	Total Convertible Bonds & Notes (cost-$48,705,045)		35,071,259

CORPORATE BONDS & NOTES—3.7%
	Apparel—0.1%

500	Levi Strauss & Co., 9.75%, 1/15/15	B2/B+	414,375

	Computers—0.3%

2,300	Unisys Corp., 8.00%, 10/15/12	Caa1/B+	862,500

	Diversified Financial Services—0.1%

400	GMAC LLC, 6.75%, 12/1/14 (b) (c)	NR/CCC	260,246

	Healthcare-Services—0.1%

400	HCA, Inc., 9.25%, 11/15/16	B2/BB-	383,000

	Miscellaneous Manufacturing—0.3%

1,000	Polypore, Inc., 8.75%, 5/15/12	B3/B-	745,000

	Oil & Gas—1.1%

4,340	Dynegy Holdings, Inc., 7.75%, 6/1/19	B2/B	3,385,200

	Paper Products—0.2%

1,000	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	555,000

NFJ Dividend, Interest & Premium Strategy Fund

| 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	15

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments

January 31, 2009

Principal

Amount		Credit Rating

(000)		(Moody’s/S&P)*	Value

	Telecommunications—1.5%

$4,600	Millicom International Cellular S.A., 10.00%, 12/1/13, GDR	B1/BB	$4,416,000

	Total Corporate Bonds & Notes (cost-$13,853,684)		11,021,321

U.S. GOVERNMENT SECURITIES—0.7%

2,000	United States Treasury Notes, 12.50%, 8/15/14 (cost-$2,108,253)		2,124,064

SHORT-TERM INVESTMENTS—2.2%

	Time Deposits—2.2%

6,597	Citibank—London, 0.07%, 2/2/09 (cost-$6,597,532)		6,597,532

	Total Investments, before call options written

	(cost—$515,080,137)—99.7%		298,083,851

CALL OPTIONS WRITTEN (f)—(0.1)%

Contracts

1,682	Standard & Poors 500 Index, strike price $930, expries 2/21/09

	(premiums received-$1,451,482)		(252,300)

	Total Investments, net of call options written

	(cost-$513,628,655)—99.6%		297,831,551

	Other assets less other liabilities—0.4%		1,294,322

	Net Assets—100.0%		$299,125,873

Notes to Schedules of Investments:
*	Unaudited
(a)	All or partial amount segregated as collateral for call options written.
(b)

144A security—Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)

Private Placement. Restricted as to resale and may not have a readily available market. For the NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund, securities with an aggregate market value of $24,173,851 and $4,203,799, representing 1.81% and 1.41% of net assets, respectively.

(d)	Variable rate security. Interest rate disclosed reflects the rate in effect on January 31, 2009.
(e)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(f)	Non-income producing.
(g)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(h)

Fair-valued—Securities in NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund, with an aggregate value of $4,874,236 and $1,128,819, representing 0.37% and 0.38% of net assets. See Note 1(a) in the Notes to Financial Statements.

(i)	Issuer or security in default.
(j)	Amount less than $500.

Glossary:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NR — Not Rated
REIT — Real Estate Investment Trust

NFJ Dividend, Interest & Premium Strategy Fund

16	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Statements of Assets
January 31, 2009	and Liabilities

	NFJ Dividend, Interest & Premium Strategy	Nicholas-Applegate Equity & Convertible Income

Assets:

Investments, at value (cost—$2,133,462,022 and $515,080,137, respectively)	$1,351,437,608	$298,083,851

Receivable for investments sold	7,870,886	5,980,234

Dividends and interest receivable	4,679,043	1,670,538

Prepaid expenses	27,703	7,104

Total Assets	1,364,015,240	305,741,727

Liabilities:

Payable for investments purchased	22,557,858	5,984,512

Call options written, at value (premiums received—$16,215,450 and $1,451,482, respectively)	5,416,900	252,300

Investment management fees payable	1,071,005	257,100

Excise tax payable	65,943	—

Accrued expenses	168,168	121,942

Total Liabilities	29,279,874	6,615,854

Net Assets	$1,334,735,366	$299,125,873

Composition of Net Assets

Common Stock:

Par value ($0.00001 per share applicable to 94,524,325 and 22,304,189 shares issued and outstanding, respectively)	$945	$223

Paid-in-capital in excess of par	2,253,811,959	531,413,558

Undistributed net investment income	4,106,110	252,924

Accumulated net realized loss	(151,957,784)	(16,743,728)

Net unrealized depreciation of investments and call options written	(771,225,864)	(215,797,104)

Net Assets	$1,334,735,366	$299,125,873

Net Asset Value Per Share	$14.12	$13.41

NFJ Dividend, Interest & Premium Strategy Fund

See accompanying Notes to Financial Statements | 1.31.09 | Nicholas-Applegate Equity & Convertible Income Fund Annual Report	17

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Statements of
For the year ended January 31, 2009	Operations

	NFJ Dividend,	Nicholas-Applegate

	Interest &	Equity &

	Premium Strategy	Convertible Income

Investment Income:

Dividends (net of foreign withholding taxes of $452,099 and $0, respectively)	$93,159,252	$15,639,573

Interest	9,789,009	3,910,173

Consent and other fee income	—	3,384

Total Investment Income	102,948,261	19,553,130

Expenses:

Investment management fees	17,284,338	4,347,982

Custodian and accounting agent fees	379,038	115,702

Shareholder communications	335,720	34,312

Trustees’ fees and expenses	174,056	41,356

Audit and tax services	97,582	68,644

New York Stock Exchange listing fees	74,722	21,250

Excise tax	65,943	—

Legal fees	48,704	7,896

Transfer agent fees	33,072	23,234

Insurance expense	30,161	6,755

Miscellaneous	18,174	190

Total expenses	18,541,510	4,667,321

Net Investment Income	84,406,751	14,885,809

Realized and Change in Unrealized Gain (Loss):

Net realized gain (loss) on:

Investments	(227,522,454)	(29,980,433)

Call options written	82,089,965	13,334,253

Net change in unrealized appreciation/depreciation of:

Investments	(675,132,164)	(167,921,250)

Call options written	4,872,375	(2,461,722)

Net realized and change in unrealized loss on investments and call options written	(815,692,278)	(187,029,152)

Net Decrease in Net Assets Resulting from Investment Operations	$(731,285,527)	$(172,143,343)

NFJ Dividend, Interest & Premium Strategy Fund

18	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Statements of Changes
in Net Assets

	NFJ Dividend,		Nicholas-Applegate

	Interest & Premium Strategy		Equity & Convertible Income

				For the period

				February 27, 2007*

	Year ended January 31,		Year ended	through

	2009	2008	January 31, 2009	January 31, 2008

Investment Operations:

Net investment income	$84,406,751	$75,897,341	$14,885,809	$13,912,394

Net realized gain (loss) on investments and call options written	(145,432,489)	200,912,003	(16,646,180)	60,573,929

Net change in unrealized appreciation/depreciation of investments and call options written	(670,259,789)	(242,545,439)	(170,382,972)	(45,414,132)

Net increase (decrease) in net assets resulting from investment operations	(731,285,527)	34,263,905	(172,143,343)	29,072,191

Dividends and Distributions to Shareholders from:

Net investment income	(82,700,334)	(95,740,853)	(14,481,526)	(15,575,272)

Net realized gains	(104,930,451)	(116,466,258)	(37,096,911)	(22,063,047)

Total dividends and distributions to shareholders	(187,630,785)	(212,207,111)	(51,578,437)	(37,638,319)

Capital Share Transactions:

Net proceeds from the sale of common stock	—	—	—	532,412,500

Offering costs charged to paid-in capital in excess of par	—	—	—	(1,098,731)

Net increase from capital share transactions	—	—	—	531,313,769

Total increase (decrease) in net assets	(918,916,312)	(177,943,206)	(223,721,780)	522,747,641

Net Assets

Beginning of period	2,253,651,678	2,431,594,884	522,847,653	100,012

End of period (including undistributed (dividends in excess of) net investment income of $4,106,110, $(839,868), $252,924, and $(248,907), respectively)	$1,334,735,366	$2,253,651,678	$299,125,873	$522,847,653

Shares issued	—	—	—	22,300,000

* Commencement of operations

NFJ Dividend, Interest & Premium Strategy Fund

See accompanying Notes to Financial Statements | 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	19

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2009	Statements

1. Organization and Significant Accounting Policies
NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund, collectively referred to as the “Funds”, were organized as Massachusetts business trusts on August 20, 2003 and December 12, 2006, respectively. Prior to commencing operations on February 28, 2005 and February 27, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations there under, as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate par of $100,012, for each fund, to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Nicholas-Applegate Equity & Convertible Income Fund issued 20,300,000 shares of common stock in its initial public offering. An additional 2,000,000 shares were issued in connection with the underwriters’ over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,098,731 (representing $0.0493 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par.

NFJ Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Nicholas Applegate Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal maket conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at January 31, 2009. Each of the Fund’s federal tax returns for the prior three fiscal years for NFJ and since inception (February 27, 2007) for NIE remains subject to examination by the Internal Revenue Service.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

NFJ Dividend, Interest & Premium Strategy Fund

20	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2009	Statements

1. Organization and Significant Accounting Policies (continued)

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security, and the volatility observed in the market on such common stocks. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Funds’ net asset values are normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements
Effective February 1, 2008, the Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or pay to transfer a liability (i.e. “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 — quoted prices in active markets for identical investments that the portfolio has the ability to access.

•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges.

•	Level 3 — valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund’s utilized the following fair value techniques on Level 3 investments: option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for a security given information available at the time of evaluation.

NFJ Dividend, Interest & Premium Strategy: the following is a summary of the inputs used at January 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities

Valuation Inputs	Assets	Liabilities

Level 1 — Quoted Prices	$1,021,036,564	$(4,629,900)

Level 2 — Other Significant Observable Inputs	307,378,577	(787,000)

Level 3 — Significant Unobservable Inputs	23,022,467	—

Total	$1,351,437,608	$(5,416,900)

NFJ Dividend, Interest & Premium Strategy Fund

| 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	21

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2009	Statements

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of January 31, 2009, were as follows:

Investments in Securities

Beginning balance, January 31, 2008	$2,398,425

Net purchases (sales) and settlements	38,584,660

Accrued discounts (premiums)	—

Total realized gain (loss)	—

Total change in unrealized gain (loss)	(19,989,106)

Transfers in and/or out of Level 3	2,028,488

Ending balance, January 31, 2009	$23,022,467

Nicholas-Applegate Equity & Convertible Income: the following is a summary of the inputs used at January 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities

Valuation Inputs	Assets	Liabilities

Level 1 — Quoted Prices	$220,470,416	$(252,300)

Level 2 — Other Significant Observable Inputs	69,759,387	—

Level 3 — Significant Unobservable Inputs	7,854,048	—

Total	$298,083,851	$(252,300)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of January 31, 2009, were as follows:

Investments in Securities

Beginning balance, January 31, 2008	$—

Net purchases (sales) and settlements	14,030,873

Accrued discounts (premiums)	—

Total realized gain (loss)	—

Total change in unrealized gain (loss)	(6,850,359)

Transfers in and/or out of Level 3	673,534

Ending balance, January 31, 2009	$7,854,048

(c) Disclosures about Credit Derivatives
The Funds have adopted FASB Staff Position No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“FSP”), which requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. The FSP is effective for reporting periods ending after November 15, 2008. The FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. The Funds have determined that the FSP has no material impact to the financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

(d) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses from investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Conversion premium is not amortized. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may be subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments received on synthetic convertible securities are generally included in dividends.

NFJ Dividend, Interest & Premium Strategy Fund

22	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2009	Statements

1. Organization and Significant Accounting Policies (continued)

(e) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on the extent of distributions to shareholders.

(f) Dividends and Distributions to Shareholders
The Funds declare quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Funds record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These federal “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(g) Call Option Transactions
The Funds employ a strategy of writing (selling) call options on equities and/or equity indexes in an attempt to generate gains from option premiums. When an option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or index option in determining whether there has been a realized gain or loss.

The Funds, as writers of call options, may have no control over whether the underlying securities or index option may be sold (called). As a result, the Funds bear the market risk of an unfavorable change in the price of the security or index underlying the written call option.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

(h) Concentration of Risk
It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The Funds are also exposed to the risk that the issuers or counterparties to the agreements may be unable to deliver the stated underlying securities or agreed proceeds upon maturity.

During the year, the Funds’ held synthetic convertible securities with Lehman Brothers Holdings, Inc. as the counterparty. On September 15, 2008, Lehman Brothers Holdings, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. The value of the relevant securities have been written down to their estimated recoverable values.

2. Investment Manager/Sub-Advisers
Each Fund has entered into Investment Management Agreements (the “Agreements”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreements, the NFJ Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at the annual rate of 0.90% of the Fund’s average daily total managed assets. Pursuant to its Agreements, the Nicholas-Applegate Equity & Convertible Income pays the Investment Manager an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing

NFJ Dividend, Interest & Premium Strategy Fund

| 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	23

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2009	Statements

2. Investment Manager/Sub-Advisers (continued)

borrowings). The Investment Manager has retained its affiliates, NFJ Investment Group L.P (“NFJ”), Nicholas-Applegate Capital Management LLC (“NACM”), and Oppenheimer Capital LLC (“OCC”) (the “Sub-Advisers”), to manage NFJ Dividend, Interest & Premium Strategy is equity component, convertible component and index option strategy, respectively. NACM serves as the sole sub-adviser to Nicholas-Applegate Equity & Convertible Income. Subject to the supervision of the Investment Manager, NFJ, NACM and OCC make all of NFJ Dividend, Interest & Premium Strategy is investment decisions in connection with their respective components of the Fund’s investments. Subject to the supervision of the Investment Manager, NACM is responsible for making all of Nicholas-Applegate Equity & Convertible Income is investment decisions. Pursuant to Sub-Advisory Agreements, the Investment Manager and not the Funds, pay each of the Sub-Advisers an annual fee payable on a monthly basis.

3. Investment in Securities
For the year ended January 31, 2009, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	NFJ Dividend,	Nicholas-Applegate

	Interest & Premium	Equity & Convertible

	Strategy Fund	Income Fund

Purchases	$903,511,354	$369,498,388

Sales	873,141,248	366,669,887

Transactions in call options written for the year ended January 31, 2009:

NFJ Dividend, Interest & Premium Strategy:	Contracts	Premiums

Options outstanding, January 31, 2008	37,100	$19,411,700

Options written	222,475	118,456,545

Options terminated in closing purchase transactions	(34,420)	(13,970,092)

Options expired	(197,055)	(107,682,703)

Options outstanding, January 31, 2009	28,100	$16,215,450

Nicholas-Applegate Equity & Convertible Income:	Contracts	Premiums

Options outstanding, January 31, 2008	32,480	$4,595,709

Options written	111,713	16,634,480

Options terminated in closing purchase transactions	(26,468)	(3,449,286)

Options expired	(115,186)	(16,237,644)

Options exercised	(857)	(91,777)

Options outstanding, January 31, 2009	1,682	$1,451,482

4. Income Tax Information
The tax character of dividends and distributions paid were:

	Year ended	Year ended

NFJ Dividend, Interest & Premium Strategy:	January 31, 2009	January 31, 2008

Ordinary Income	$185,116,740	$187,102,394

Long-term Capital Gains	2,514,045	25,104,717

At January 31, 2009, the tax character of distributable earnings was $4,498,375 of ordinary income.

For the year ended January 31, 2009, permanent differences are primarily attributable to the differing treatment of convertible preferred securities, and distribution reclasses. These adjustments were to increase undistributed net investment income by $3,239,561, increase accumulated net realized losses by $3,180,162, and decrease paid in capital in excess of par by $59,399.

At January 31, 2009, the Fund had a capital loss carryforward of 55,360,976 which will expire in 2017 and is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses of $87,908,251 arising after October 31, 2008. Such losses are treated as arising on February 1, 2009.

NFJ Dividend, Interest & Premium Strategy Fund

24	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2009	Statements

4. Income Tax Information (continued)

		For the period
		February 27, 2007*
	Year ended	through

Nicholas-Applegate Equity & Convertible Income:	January 31, 2009	January 31, 2008

Ordinary Income	$51,578,437	$37,638,319

* Commencement of operations

At January 31, 2009, the tax character of distributable earnings of $690,376 was comprised entirely of ordinary income.

For the year ended January 31, 2009, permanent differences are primarily attributable to the differing treatment of convertible preferred securities. These adjustments were to increase undistributed net investment loss and accumulated net realized losses by $97,548.

At January 31, 2009, the Fund had a capital loss carryforward of 13,518,525 which will expire in 2017 and is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses of $2,026,021 arising after October 31, 2008. Such losses are treated as arising on February 1, 2009.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2009 were:

		Gross	Gross	Net

	Cost of	Unrealized	Unrealized	Unrealized

	Investments	Appreciation	Depreciation	Depreciation

NFJ Dividend, Interest &

Premium Strategy	$2,135,140,992	$17,768,568	$(801,471,952)	$(783,703,384)

Nicholas-Applegate Equity &

Convertible Income	515,401,463	141,588	(217,459,200)	(217,317,612)

5. Subsequent Dividend Declarations
On March 13, 2009 the following quarterly dividends were declared to shareholders, payable March 27, 2009 to shareholders of record on March 23, 2009.

NFJ Dividend, Interest & Premium Strategy	$0.15 per share

Nicholas-Applegate Equity & Convertible Income	$0.28 per share

6. Legal Proceedings
In June and September 2004, the Investment Manager and certain of it affiliates (including PEA Capital LLC (“PEA”), the distributor and Allianz Global Investors of America, L.P., agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Advisers and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Advisers, or their affiliates or related injunctions.

The Investment Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

NFJ Dividend, Interest & Premium Strategy Fund

| 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	25

NFJ Dividend, Interest & Premium Strategy Fund Financial Highlights

For a share outstanding throughout each period:

				For the period February 28, 2005* through January 31, 2006
	Year ended January 31,

	2009	2008	2007

Net asset value, beginning of period	$23.84	$25.72	$24.18	$23.88	**

Investment Operations:

Net investment income	0.89	0.80	0.75	0.70

Net realized and change in unrealized gain (loss) on investments, call options written and short sales	(8.63)	(0.44)	2.89	1.28

Total from investment operations	(7.74)	0.36	3.64	1.98

Dividends and Distributions to Shareholders from:

Net investment income	(0.87)	(1.01)	(0.73)	(0.65)

Net realized gains	(1.11)	(1.23)	(1.37)	(1.00)

Total dividends and distributions to shareholders	(1.98)	(2.24)	(2.10)	(1.65)

Capital Share Transactions:

Offering costs charged to paid-in capital in excess of par	—	—	—	(0.03)

Net asset value, end of period	$14.12	$23.84	$25.72	$24.18

Market price, end of period	$12.97	$23.26	$25.87	$22.20

Total Investment Return (1)	(37.93)%	(1.65)%	27.15%	(4.65)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)	$1,334,735	$2,253,652	$2,431,595	$2,285,652

Ratio of expenses to average net assets	0.97%	0.95%	0.95%	0.94	%(2)

Ratio of net investment income to average net assets	4.40%	3.13%	3.08%	3.27	%(2)

Portfolio turnover	48%	82%	69%	97%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common tock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Annualized.

NFJ Dividend, Interest & Premium Strategy Fund

26	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate Equity & Convertible Income Fund Financial Highlights

For a share outstanding throughout each period:

	Year ended January 31, 2009	For the period February 27, 2007* through January 31, 2008

Net asset value, beginning of period	$23.44	$23.88	**

Investment Operations:

Net investment income	0.67	0.62

Net realized and change in unrealized gain (loss) on investments and call options written	(8.39)	0.68

Total from investment operations	(7.72)	1.30

Dividends and Distributions to Shareholders from:

Net investment income	(0.65)	(0.70)

Net realized gains	(1.66)	(0.99)

Total dividends and distributions to shareholders	(2.31)	(1.69)

Capital Share Transactions:

Offering costs charged to paid-in capital in excess of par	—	(0.05)

Net asset value, end of period	$13.41	$23.44

Market price, end of period	$13.10	$22.02

Total Investment Return (1)	(31.75)%	(5.66)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)	$299,126	$522,848

Ratio of expenses to average net assets	1.07%	1.08	%(2)

Ratio of net investment income to average net assets	3.42%	2.73	%(2)

Portfolio turnover	86%	241%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Annualized.

NFJ Dividend, Interest & Premium Strategy Fund

See accompanying Notes to Financial Statements | 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	27

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Report of
Independent
Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of:

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund (the “Funds”) at January 31, 2009, the results of each of their operations, changes in net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 26, 2009

NFJ Dividend, Interest & Premium Strategy Fund

28	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Tax Information /
Annual Shareholder
Meeting Results
(unaudited)

Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund to advise shareholders within 60 days of the Funds’ tax year ended January 31, 2009 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Total dividends for the tax year ended January 31, 2009 were as follows:

NFJ Dividend, Interest & Premium Strategy Fund:

Dividends from ordinary income	$185,116,740

Distributions from long-term gains	$2,514,045

Section 1250 Distributions	$3,597

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income 41.54%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the year ended January 31, 2009 which qualified for the Dividends Received Deduction available to corporate shareholders was 35.83%.

Nicholas-Applegate Equity & Convertible Income Fund:

Dividends from ordinary income	$51,578,437

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income 18.51%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the year ended January 31, 2009 which qualified for the Dividends Received Deduction available to corporate shareholders was 15.56%.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2009. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on May 21, 2008.

Shareholders of NFJ Dividend, Interest & Premium Strategy voted to re-elect Robert E. Connor and John C. Maney as Trustees as indicated below.

NFJ Dividend, Interest & Premium Strategy Fund:	Affirmative	Withheld Authority

Re-election of Robert E. Connor—Class III to serve until 2011	86,857,825	1,445,152

Re-election of John C. Maney—Class III to serve until 2011	86,939,418	1,363,559

Hans W. Kertess, Paul Belica, William B. Ogden IV, R. Peter Sullivan III and Diana L.Taylor, continue to serve as Trustees. John J. Dalessandro II served as a Class II Trustee until his death on September 14, 2008.

Shareholders of Nicholas-Applegate Equity & Convertible Income voted to elect Robert E. Connor, Hans W Kertess and William B. Ogden IV as Trustees as indicated below.

Nicholas Applegate Equity & Convertible Income Fund:	Affirmative	Withheld Authority

Election of Robert E. Connor—Class I to serve until 2011	20,580,667	286,205

Election of Hans W. Kertess—Class I to serve until 2011	20,595,793	271,079

Election of William B. Ogden IV—Class I to serve until 2011	20,599,247	267,625

Paul Belica, John C. Maney, R. Peter Sullivan III, and Diana L. Taylor continue to serve as Trustees of the Funds. John J. Dalessandro II served as a Class II Trustee of the Funds until his death on September 14, 2008.

NFJ Dividend, Interest & Premium Strategy Fund

| 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	29

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Privacy Policy / Proxy
Voting Policies &
Procedures (unaudited)

Privacy Policy

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personel Information
In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
The Funds take seriously the obligation to safeguard your non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a your non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, is available (i) without charge, upon request, by calling the Funds’ shareholder servicing at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

NFJ Dividend, Interest & Premium Strategy Fund

30	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Dividend Reinvestment
Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

NFJ Dividend, Interest & Premium Strategy Fund

| 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	31

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Board of Trustees
(unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company: Formally, Managing Director, Royal Bank of Canada Capital Markets.

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2005 - NFJ and 2007 - NIE

Term of office: Expected to stand for re-election at 2010 - NFJ and 2011 - NIE annual meeting of shareholders.

Trustee/Director of 47 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Paul Belica

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Date of Birth: 9/27/21

Trustee since: 2005 - NFJ and 2007 - NIE

Term of Office: Expected to stand for re-election at 2009 - NIE and 2010 - NFJ annual meeting of shareholders

Trustee/Director of 47 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Robert E. Connor	Retired; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

Date of Birth: 9/17/34

Trustee since: 2005 - NFJ and 2007 - NIE

Term of office: Expected to stand for re-election at 2011 - NFJ and NIE annual meeting of shareholders.

Trustee/Director of 47 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

William B. Ogden, IV	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Date of Birth: 1/11/45

Trustee since: 2006 - NFJ and 2007 - NIE

Term of office: Expected to stand for re-election at 2010 - NFJ and 2011 - NIE annual meeting of shareholders.

Trustee/Director of 47 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Date of Birth: 9/4/41

Trustee since: 2006 - NFJ and 2007 - NIE

Term of office: Expected to stand for re-election at 2009 - NFJ and 2010 - NIE annual meeting of shareholders.

Trustee/Director of 47 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

NFJ Dividend, Interest & Premium Strategy Fund

32	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.09 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Board of Trustees
(unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Diana L. Taylor	Managing Director, Wolfensohn & Co., 2007-present. Formerly, Superintendent of Banks, State of New York, 2003-2007
Date of Birth: 2/16/55
Trustee since: 2008
Term of office: Expected to stand for re-election at 2009 annual meeting of shareholders.
Trustee/Director of 43 funds in Fund Complex
Trustee/Director of Brookfield Properties Corporations and Southeby’s

John C. Maney †

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc.

Date of Birth: 8/3/59
Trustee since 2006 - NFJ and 2007 - NIE
Term of office: Expected to stand for re-election at 2009 - NIE and 2011 - NFJ annual meeting of shareholders. (1998-2001)
Trustee/Director of 81 Funds in the Fund Complex,
Trustee/Director of no Funds outside the Fund Complex

†

Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated February 23, 2005 (for NFJ Dividend, Interest & Premium Strategy Fund) and February 22, 2007 (for Nicholas-Applegate Equity & Convertible Income Fund), which can be obtained, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

NFJ Dividend, Interest & Premium Strategy Fund

| 1.31.09 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	33

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Fund Officers
(unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005–NFJ and 2007–NIE

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2005–NFJ and 2007–NIE

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary, & Chief Legal Officer since: 2005–NFJ and 2007–NIE

Senior Vice President, Senior Council, Allianz Global Investors of America L.P.; Secretary of 81 Funds in the Fund Complex; Secretary and Chief Legal Officer of the Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 funds in the Fund Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005–NFJ and 2007–NIE

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006–NFJ and 2007–NIE

Executive Vice President, Chief Legal Officer – U.S. Retail, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc. and Allianz Global Investors Managed Accounts LLC. Assistant Secretary of 81 funds in the Fund Complex; formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk Date of Birth: 4/06/61 Assistant Secretary since: 2006–NFJ and 2007–NIE

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 81 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006–NFJ and 2007–NIE

Assistant Secretary of 81 funds in the Fund Complex; Manager – IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006–NFJ and 2007–NIE

Assistant Secretary of 81 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

NFJ Dividend, Interest & Premium Strategy Fund

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Trustees and Fund Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	William V. Healey
Trustee	Assistant Secretary
Richard H. Kirk
Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, NY 10105
Sub-Advisers
NFJ Investment Group L.P. 2100 Ross Avenue, Suite 1840 Dallas, TX 75201

Nicholas-Applegate Capital Management 600 West Broadway, 30th Floor San Diego, CA 92101

Oppenheimer Capital LLC 1345 Avenue of the Americas New York, NY 10105
Custodian & Accounting Agent
Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing P.O. Box 43027 Providence, RI 02940-3027
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017
Legal Counsel
Ropes & Gray LLP One International Place Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On June 12, 2008, the NFJ Dividend, Interest & Premium Strategy Fund and the Nicholas-Applegate Equity & Convertible Income Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,000 in 2008 and $67,000 in 2009.

b)	Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $13,500 in 2008 and $14,175 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

NFJ Dividend, Interest & Premium Strategy Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)  The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)  Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)  Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)   Not applicable

g)   Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $670,567 and the 2009 Reporting Period was $398,015.

h)   Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NFJ Dividend Interest & Premium Strategy Fund (the “TRUST”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-

adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

A-1

Appendix B

Nicholas-Applegate Capital Management LLC ("NACM")

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines"), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM's fiduciary duties to its clients and protect and enhance its clients' economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM's normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders' ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC ("Glass Lewis"), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis' recommendation if NACM reasonably determines that to do so is in its clients' best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM's Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients' proxies due to cost or other factors.

NFJ Investment Group ("NFJ")

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

Oppenheimer Capital LLC ("Oppenheimer Capital")

Description of Proxy Voting Policy and Procedures

OpCap typically votes proxies of the securities held in its client portfolios, unless the client has reserved voting authority for itself. To ensure that the proxies are voted in the best interests of its clients, OpCap has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. When voting proxies, OpCap’s primary objective is to make voting decisions solely in the best economic interests of its clients. OpCap will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

OpCap has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect its general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, OpCap generally votes for proposals to declassify boards and to require majority votes in director elections. Some issues require a case-by-case analysis, such as mergers and corporate restructurings.

OpCap has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider provides a variety of proxy-related services to assist in OpCap’s handling of proxy voting responsibilities.

OpCap’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a quarterly basis and when necessary to address potential conflicts of interest. OpCap may have conflicts of interest that can affect how it votes its client’s proxies. For example, OpCap may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between OpCap and its clients and to resolve such issues, which may include reviewing the vote to confirm that the voting decision was not affected by the conflict.

The Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and OpCap’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. The Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, OpCap may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, OpCap may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, OpCap may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, OpCap may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on its ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions, or (vii) shares subject to share blocking restrictions. Such proxies are voted on a best-efforts basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

1) Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate” or “NACM”)

As of April 9, 2009, the following individual has primary responsibility for the day-today implementation of the Convertible Component.

Douglas G. Forsyth, CFA
Managing Director
Doug Forsyth has been a Portfolio Manager since inception (February 2005) and oversees Nicholas-Applegate's Income and Growth Strategies portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Mr. Forsyth was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has seventeen years of investment industry experience.

NFJ Investment Group LLC (“NFJ”)
As of April 9, 2009, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Equity Component, with Mr. Fischer serving as head of the team:

BEN J. FISCHER, CFA - MANAGING DIRECTOR
Mr. Fischer is a founding partner of NFJ Investment Group and has been a portfolio manager of the Fund since inception (February 2005). He has over 43 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

JEFFREY S. PARTENHEIMER, CFA, CPA - MANAGING DIRECTOR
Mr. Partenheimer has over 24 years of experience in financial analysis, portfolio management and large corporate finance and has been a portfolio manager of the Fund since inception (February 2005). Prior to joining NFJ Investment Group in 1999, he spent 10 years in commercial banking, eight of those years managing investment portfolios and four years as a treasury director for DSC Communications in Plano, Texas. He began his career as a financial analyst with First City Bank of Dallas in 1985. Mr. Partenheimer received his BBA (Accounting) degree in 1982 from the University of Texas and his MSBA (Finance) degree from Texas Tech University in 1985.

Oppenheimer Capital LLC (“Oppenheimer Capital”)
As of April 9, 2009 the following individuals are part of the derivatives group at Oppenheimer Capital and constitute the team that has primary responsibility for the day-to-day implementation of the Index Option Strategy, with Mr. Bond-Nelson serving as head of the team:

Stephen Bond-Nelson, Senior Vice President
(Portfolio Manager since February, 2005 (Inception)) Mr. Bond-Nelson is a senior member of the Structured Products team and is portfolio manager of the Structured Alpha – Absolute Yield and Enhanced Index – US Large Cap Core institutional strategies. Prior to joining the firm in 1999, he spent five years at Prudential Mutual Funds as a research analyst/ associate. Mr. Bond-Nelson holds an MBA from Rutgers University, a BS from Lehigh University and NASD Series 7 and 63 licenses.

Valentin Ivanov, Vice President
(Portfolio Manager since February, 2005 (Inception)) Mr. Ivanov is a quantitative analyst for Oppenheimer Capital’s Structured Products team and brings 10 years of industry experience to his position. Prior to joining Oppenheimer Capital in 2005, he served as a portfolio administrator and trader with Allianz Global Investors Managed Accounts and Nicholas-Applegate Capital Management. Mr. Ivanov holds a BA from the University of San Diego.

Michael Purcell, Assistant Vice President
(Portfolio Manager since July 2006) Mr. Purcell is a research analyst for Oppenheimer Capital’s Structured Products team and brings 4 years of industry experience to his position. Prior to joining the firm he served as an associate portfolio specialist and marketing analyst with Allianz Global Investors. Mr. Purcell earned a BS in Finance and Accounting from Fairfield University’s Dolan School of Business, and holds NASD Series 7 and 66 licenses.

(a) 2) NACM

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2009 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsyth, CFA	7	2,032.4	10	944.6	6	646.3*

*Of these other pooled investment vehicles, two accounts totaling $332.9 million in assets pay an advisory fee that is based in part on the performance of the account.

NFJ
The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2009 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Portfolio Manager	Account Type	Number	Assets Under
		of	Management
		accounts	01/31/09

Ben Fischer	Other investment companies	5	$107,265,508
	Other accounts	60	$10,943,983,405
	Registered Investment	21	$15,360,477,160	.

Jeff Partenheimer	Other investment companies	2	$11,038,144	.
	Other accounts	44	$8,701,201,103	.
	Registered Investment	13	$8,422,884,866	.

Oppenheimer Capital
The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2009 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Stephen Bond-Nelson:
Other Investment Companies (3) $ 255,622,066
Other Pooled Investment Vehicles (5) $ 289,114,132
Other Accounts (1) - $171,514,956
(5 Other Pooled Investment Vehicles and 1 Account are performance-fee based)

Valentin Ivanov:
Other Investment Companies (3) $ 255,622,066
Other Pooled Investment Vehicles (5) $ 289,114,132
Other Accounts (1) - $171,514,956
(5 Other Pooled Investment Vehicles and 1 Account are performance-fee based)

Michael Purcell:
Other Investment Companies (3) $ 255,622,066
Other Pooled Investment Vehicles (5) $ 289,114,132
Other Accounts (1) - $171,514,956
(5 Other Pooled Investment Vehicles and 1 Account are performance-fee based)

NACM

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

NACM has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When NACM considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, NACM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. NACM considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. NACM attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. NACM has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. NACM maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide NACM with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, NACM has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. NACM allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The NACM’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the NACM’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds.

NFJ

Potential Conflict of Interest

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation o trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     Portfolio managers are responsible for managing multiple funds and/or accounts with unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for ach of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

     A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Coe of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Funds.

     As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing

Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Oppenheimer Capital

     The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Funds. Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities. Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

     Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts. This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions. Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies. Potential conflicts of interest many arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies. The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability. Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests, Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

     Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions. Such policies may preclude a Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.

     Oppenheimer Capital and its affiliates’ objective are to meet their fiduciary obligation with respect to all clients. Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts. Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics. Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its client over time.

     Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

3) NACM

As of January 31, 2009 the following explains the compensation structure of each individual (as listed in the Prospectus) that shares primary responsibility for day-today portfolio management of the Fund (for the purposes of this section, “Portfolio Managers”):

Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance

Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one, three and five year performance relative to benchmarks and peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. We believe our compensation system clearly aligns the interests of clients with our people and keeps our compensation competitive with industry norms.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

Equity Ownership

In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

NFJ

The following information is provided as of January 31, 2009.

NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

  Base Salary. Each Portfolio Manager/analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular Portfolio Manager/analyst’s experience and responsibilities.
  Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

  Annual Bonus or Profit Sharing. Portfolio Managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan.
  Other Portfolio Managers/analysts are eligible to receive an annual bonus which is tied to such Portfolio Manager/analyst’s successful job performance.

  Other Incentive Programs. Portfolio Managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio Managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio Managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE
  Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.

Oppenheimer Capital

The following information is provided as of January 31, 2009. Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high caliber investment professionals. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity, and a benefits package. Key investment professionals are also eligible to participate in the Firms long-term incentive program. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

Each portfolio manager’s compensation may consist of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

4) The following information is provided as of January 31, 2009.

NACM

None.

NFJ

NFJ Dividend Interest and Premium Strategy
PM Ownership
Ben Fischer	$10,001 - $50,000
Jeff Partenheimer	None

Oppenheimer Capital

None.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES- NONE

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)

The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a -3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NFJ Dividend, Interest & Premium Strategy Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 9, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date April 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 9, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date April 9, 2009